SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  December 22, 2010
(Date of Earliest Event Reported)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300
Lake Forest, Illinois  60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2010, Akorn, Inc. (the “Company”) entered into a Second Amendment to the Executive Consulting Agreement (the “Amended Agreement”) between itself and Raj Rai, its Chief Executive Officer.  The Amended Agreement became effective as of December 8, 2010 and extends through December 7, 2012, with provision for an automatic one-year extension beyond that date.  Under the terms of the Amended Agreement, effective June 8, 2010, Mr. Rai will receive an annual consulting fee of $500,000, paid in monthly installments, for his service as Chief Executive Officer, with the opportunity to earn bonus equal to 100% of his annual compensation beginning in fiscal year 2011.  The Amended Agreement also defines the amounts payable to Mr. Rai upon termination of his service following a change in control of the Company (as defined in the Amended Agreement).  The foregoing summary is qualified in its entirety by reference to the complete text of the Amended Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Also on December 22, 2010, the Company entered into an Employment Agreement with each of its Chief Financial Officer, Timothy Dick, and its Secretary, Joe Bonaccorsi (the “Employment Agreements”).  The Employment Agreements have an initial term of one-year and are automatically renewed for successive one (1) year periods unless written notice of non-extension is provided in accordance with the terms provided therein.  The Employment Agreements address each officer’s obligations to the Company, as well as payments due to the officer upon termination under various scenarios.  The annual base pay and other compensation payable to the officers for their services in their respective capacities are set by the Compensation Committee of the Company’s Board of Directors and are not addressed in the Employment Agreements. The Employment Agreements include covenants of non-compete and non-solicitation and provide for indemnification of the officers to the extent permitted by the Company’s Restated Articles of Incorporation and its Amended and Restated Bylaws, as amended.  The foregoing summary is qualified in its entirety by reference to the complete text of the Employment Agreements, copies of which are filed herewith as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following are furnished as exhibits to this Current Report:

Exhibit No.	Description of Exhibit .

10.1	Form of Second Amendment to Executive Consulting Agreement between Akorn, Inc. and Raj Rai, its Chief Executive Officer, effective December 8, 2010.
10.2	Form of Employment Agreement between Akorn, Inc. and Timothy Dick, its Chief Financial Officer, dated December 22, 2010.
10.3	Form of Employment Agreement between Akorn, Inc. and Joe Bonaccorsi, its Secretary, dated December 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Date:  December 28, 2010